Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	24,010	31,002
Restricted share units	6,405	5,970
Long-term investment revaluation reserve, net of tax	47,209	(112,156)
Total reserves	$ 160,701	$ 7,893